UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid, Principal Executive Officer Salient Midstream & MLP fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: November 30, 2017

Date of reporting period: February 28, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Schedule of Investments.

The Schedule of Investments of the Salient Midstream & MLP Fund is included herewith.

Salient Midstream & MLP Fund

Consolidated Schedule of Investments

February 28, 2017

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-132.1%
Gathering & Processing-30.8%
United States-30.8%
Enable Midstream Partners LP(a)(b)	220,250	$3,594,480
EnLink Midstream LLC(a)(c)	924,548	17,751,322
MarkWest Utica EMG, LLC(b)(d)(e)(f)(g)	16,000,000	25,452,000
Summit Midstream Partners LP(b)	109,198	2,604,372
Targa Resources Corp.(a)	463,810	26,205,265
Western Gas Partners LP(a)(b)	57,232	3,558,113

		79,165,552

Liquids Transportation & Storage-36.6%
Canada-2.0%
Enbridge, Inc.(a)	121,070	5,066,779

Republic of the Marshall Islands-4.7%
VTTI Energy Partners LP(a)(b)	666,838	12,203,135

United States-29.9%
Arc Logistics Partners LP(b)(d)	189,185	2,833,991
Enbridge Energy Management LLC(a)(b)(h)	1,153,948	20,078,695
Genesis Energy LP(a)(b)	95,824	3,242,684
MPLX LP(a)(b)(c)	47,290	1,759,661
NGL Energy Partners LP(a)(b)(c)	348,369	7,733,792
PBF Logistics LP(b)	37,085	769,514
Plains GP Holdings LP, Class A(a)(b)	867,226	28,505,719
SemGroup Corp., Class A(a)	340,659	11,974,164

		76,898,220

Marine Midstream-6.6%
Republic of the Marshall Islands-6.6%
Dynagas LNG Partners LP	330,800	5,401,964
Golar LNG Partners LP(c)	275,138	6,201,611
Teekay Offshore Partners LP(b)	1,028,958	5,257,975

		16,861,550

Natural Gas Pipelines & Storage-46.1%
United States-46.1%
DCP Midstream LP(a)(b)	85,031	3,333,215
Energy Transfer Equity LP(a)(b)	930,590	17,532,316
Energy Transfer Partners LP(a)(b)	427,308	16,156,516
Enterprise Products Partners LP(a)(b)	133,270	3,735,558
ONEOK, Inc.(a)	565,525	30,566,626
Tallgrass Energy GP LP(a)(b)	393,109	11,168,227
Tallgrass Energy Partners LP(a)(b)	67,546	3,611,009
The Williams Companies, Inc.(a)	564,942	16,010,456
Williams Partners LP(a)(b)	408,118	16,447,155

		118,561,078

Oil Service & Other Specialty-0.9%
United States-0.9%
Martin Midstream Partners LP(b)(c)	114,645	2,195,452

Other Energy & Infrastructure-11.1%
United States-11.1%
Macquarie Infrastructure Corp.(a)	236,354	18,185,077

	Shares/Units	Fair Value
NRG Yield, Inc., Class A(a)(b)	367,607	$6,179,474
NRG Yield, Inc., Class C(a)(b)	247,833	4,312,294

		28,676,845

Total Master Limited Partnerships and Related Companies (Cost $256,660,922)		339,628,611

Convertible Preferred Stocks-6.5%
Natural Gas Pipelines & Storage-6.5%
United States-6.5%
Kinder Morgan, Inc.	342,451	16,677,364

Total Convertible Preferred Stocks (Cost $17,242,042)		16,677,364

	Principal Amount
Convertible Bond-0.7%
Other Energy & Infrastructure-0.7%
United States-0.7%
Ascent Resources - Utica LLC(d)(i)
3.50% (or 3.50% PIK), 03/01/2021	$2,112,024	1,679,059

Total Convertible Bond (Cost $2,107,418)		1,679,059

Total Investments-139.3% (Cost $276,010,382)		357,985,034
Credit Facility-(40.2)%		(103,339,219)
Other Assets and Liabilities-0.9%		2,408,474

Total Net Assets Applicable to Common Shareholders-100.0%		$257,054,289

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

Abbreviation:

PIK – Payment In-Kind

(a)	All or a portion of these securities are held as collateral for the line of credit agreement. As of February 28, 2017, the total fair value of securities held as collateral for the line of credit agreement is $229,841,988.
(b)	Non-income producing security.
(c)	All or a portion of these securities are held as collateral for the written call options. As of February 28, 2017, the total fair value of securities held as collateral for the written call options is $9,415,901.
(d)	Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees and represent 11.7% of net assets applicable to common shareholders.
(e)	Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 9.9% of net assets applicable to common shareholders. See Notes to Consolidated Schedule of Investments for further information.
(f)	Security is indirectly held by EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”).
(g)	EMG Utica is a restricted security exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the Notes to Consolidated Schedule of Investments for further information.
(h)	Distributions are paid-in-kind.

(i)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2017, the value of this security was $1,679,059, representing 0.7% of net assets.

Written Options:

Description	Put/ Call	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
EnLink Midstream LLC	Call	$20.00	03/20/2017	925	$25,894	$(25,438)	$456
Golar LNG Partners LP	Call	25.00	03/20/2017	632	13,089	(4,740)	8,349
Martin Midstream Partners LP	Call	20.00	03/20/2017	1,146	22,343	(22,920)	(577)
MPLX LP	Call	39.00	03/20/2017	123	7,221	(2,153)	5,068
NGL Energy Partners LP	Call	25.00	03/20/2017	747	40,745	(3,735)	37,010
NGL Energy Partners LP	Call	25.00	04/24/2017	858	71,662	(19,305)	52,357

					$180,954	$(78,291)	$102,663

Salient Midstream & MLP Fund invested in the following industries as of February 28, 2017:

	Value	% of Total Investments
Gathering & Processing	$79,165,552	22.1%
Liquids Transportation & Storage	94,168,134	26.3%
Marine Midstream	16,861,550	4.7%
Natural Gas Pipelines & Storage	135,238,442	37.8%
Oil Service & Other Specialty	2,195,452	0.6%
Other Energy & Infrastructure	30,355,904	8.5%

Total	$357,985,034	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of February 28, 2017:

	Value	% of Total Investments
Canada	$5,066,779	1.4%
Republic of the Marshall Islands	29,064,685	8.1%
United States	323,853,570	90.5%

Total	$357,985,034	100.0%

See accompanying Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments

February 28, 2017

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a nondiversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica is considered a variable interest entity (“VIE”) as the Fund, as the limited partner, lacks the power to direct the activities of EMG Utica, as that resides with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. For purposes of consolidation, management believes the Fund is the primary beneficiary as it owns 100% of EMG Utica. EMG Utica holds a non-controlling underlying interest in MarkWest Utica EMG, L.L.C., which is a joint venture between MarkWest Energy Partners, L.P. (“MarkWest”) and The Energy and Minerals Group (“EMG”). MarkWest is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. The Fund has a controlling financial interest in EMG Utica, and has therefore consolidated EMG Utica in the Fund’s Consolidated Schedule of Investments. Where the context requires, the “Fund” includes both the Fund and EMG Utica.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The Consolidated Schedule of Investments has been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and reflects the financial position of the Fund and its Subsidiaries on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Fund and Subsidiaries are investment companies and follow the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•	PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon inputs utilized in determining the value of such securities.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments. Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•	OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Advisor based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at February 28, 2017 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date^	Shares/Units	Cost	Fair Value
MarkWest Utica EMG, L.L.C.*	9.9%	2/22/2013	16,000,000	$16,000,000	$25,452,000

Total Restricted Securities	9.9%			$16,000,000	$25,452,000

^	The date the Fund acquired EMG Utica, which invested proceeds into MarkWest Utica EMG, LLC.
*	EMG Utica has been deemed illiquid by the Advisor based on procedures approved by the Board. MarkWest Utica EMG, LLC is held by the Fund through EMG Utica.

(h) USE OF ESTIMATES

The Consolidated Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

The Fund had the following transactions in written call options during the period ended February 28, 2017:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2016	3,445	$149,103
Options written	22,310	1,420,862
Options exercised	(5,266)	(541,051)
Options expired	(8,269)	(312,400)
Options closed	(7,789)	(535,560)

Written options outstanding at February 28, 2017	4,431	$180,954

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, primarily total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

(j) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of February 28, 2017. The breakdown by category of securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2	LEVEL 3	TOTAL
	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Master Limited Partnerships and Related Companies
Gathering & Processing	$53,713,552	$—	$—	$25,452,000	$79,165,552	$—
Other	260,463,059	—	—	—	260,463,059	—
Convertible Preferred Stocks	16,677,364	—	—	—	16,677,364	—
Convertible Bond	—	—	1,679,059	—	1,679,059	—
Written Options	—	(78,291)	—	—	—	(78,291)

Total	$330,853,975	$(78,291)	$1,679,059	$25,452,000	$357,985,034	$(78,291)

^	Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written call options. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of February 28, 2017:

	Fair Value February 28, 2017	Valuation Techniques	Unobservable Inputs(1)	Input
Master Limited Partnerships and Related Companies
MarkWest Utica EMG, L.L.C.	$25,452,000	Market comparable companies (2)	Private Market Discount	10.0%
			Weighted Average Enterprise Value/EBITDA Multiple (5)	12.6x
		Market comparable transactions (3)	Private Market Discount	10.0%
			Weighted Average Enterprise Value/EBITDA Multiple (6)	11.0x
		Discounted cash flow (4)	Equity Value/Distributable Cash Flow Exit Multiple	12.0x
			Discount Rate	13.9%

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.
(2)	Weight ascribed to market comparable companies methodology was 16.7%.
(3)	Weight ascribed to market comparable transactions methodology was 16.7%.
(4)	Weight ascribed to discounted cash flow methodology was 66.6%.
(5)	Enterprise Value/EBITDA Multiple for market comparable companies methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.
(6)	Enterprise Value/EBITDA Multiple for market comparable transactions methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.

There were no transfers between Levels 1, 2, or 3 for the period ended February 28, 2017. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Investments in Securities	Balance as of November 30, 2016	Purchases	Sales Proceeds	Change in Unrealized Appreciation/ (Depreciation)	Balance as of February 28, 2017
Master Limited Partnerships and Related Companies
Gathering & Processing	$24,762,000	$—	$—	$690,000	$25,452,000

Total	$24,762,000	$—	$—	$690,000	$25,452,000

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $160,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. At February 28, 2017, the principal balance outstanding was $103,339,219 at an interest rate of 1.74%.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

(5) FEDERAL INCOME TAXES

The Fund’s tax cost as of February 28, 2017, was $281,219,617, resulting in accumulated net appreciation of $76,765,417, consisting of $91,004,184 in gross unrealized appreciation and $14,238,767 in gross unrealized depreciation.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

Notes to Consolidated Schedule of Investments, continued

February 28, 2017

(Unaudited)

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient Midstream & MLP Fund

By:	/s/ Gregory A. Reid
Gregory A. Reid Principal Executive Officer

Date:	4/21/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid Principal Executive Officer

Date:	4/21/17

By:	/s/ Barbara H. Tolle
Barbara H. Tolle Principal Financial Officer

Date:	4/21/17